Revenue	9 Months Ended
Sep. 30, 2021
Revenue [Abstract]
Revenue	5. Revenue We have an active monitoring and enforcement program with respect to our intellectual property rights that includes seeking appropriate compensation from third parties that utilize or have utilized our intellectual property without a license. As a result, we may receive payments as part of a settlement or in the form of court-awarded damages for a patent infringement dispute. We recognize such payments as revenue in accordance with Accounting Standards Codification (“ASC”) 606, “Revenue from Contracts with Customers.” During the three and nine months ended September 30, 2021, we recognized approximately $0.14 million in revenue from licensing and settlement agreements with third parties for their use of our technologies. Our performance obligations were satisfied, and therefore revenue recognized, upon receipt of proceeds and subsequent dismissal of all patent enforcement actions between the parties.